SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 21, 2004

Commission file number 1-14287

USEC Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	52-2107911 (I.R.S. Employer Identification No.)

2 Democracy Center
6903 Rockledge Drive, Bethesda, MD 20817
(301) 564-3200

Item 12.   Results of Operations and Financial Condition

     On April 21, 2004, USEC Inc. issued a press release announcing financial results for the three months ended March 31, 2004. A copy of the press release is attached as Exhibit 99.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USEC Inc.

April 21, 2004	By	/s/ Ellen C. Wolf
Ellen C. Wolf
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)